Exhibit 10.10-b

FIRST AMENDMENT TO

COINSURANCE AGREEMENT

This First Amendment to the Coinsurance Agreement (“First Amendment”) effective January 1, 2004, by and between EquiTrust Life Insurance Company (“Reinsurer”) and American Equity Investment Life Insurance Company (“Company”) shall be effective August 1, 2004.

WHEREAS, the Reinsurer and Company wish to amend the Coinsurance Agreement entered into between the parties with an effective date of January 1, 2004 (the “Coinsurance Agreement”).

NOW, THEREFORE, the Coinsurance Agreement is hereby amended as follows:

1.  Schedule A entitled CONTRACTS AND RISK REINSURED shall be deleted in its entirety and replaced with the First Amendment to Schedule A, a copy of which is attached hereto as Exhibit 1.

2.  In all other respects, the Coinsurance Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment effective August 1, 2004.

EQUITRUST		AMERICAN EQUITY INVESTMENT
LIFE INSURANCE COMPANY		LIFE INSURANCE COMPANY

By:	/s/ William J. Oddy	By:	/s/ D.J. Noble

Name: William J. Oddy		Name: D.J. Noble

Title: Chief Executive Officer		Title: Chief Executive Officer

Date:	7/30/2004	Date:	7/30/2004

FIRST AMENDMENT TO

SCHEDULE A

CONTRACTS AND RISKS REINSURED

Company agrees to cede to the Reinsurer, and the Reinsurer agrees to accept from the Company the Quota Share reinsurance participation for the risks as scheduled below that are not currently reinsured under another agreement:

Beginning January 1, 2004 through the end of business on July 31, 2004, the Quota Share will equal 20%.  Thereafter, the Quota Share, shall equal 0% until such time as the parties agree to resume ceding/assuming new business and amend this Schedule A accordingly.

Reinsured Contracts

BRAVO	INDEX-12	INDEX-28
FPDA-1(3%)	INDEX-13	INDEX-29
FPDA-3	INDEX-15	INDEX-30
FPDA-4	INDEX-16	INDEX-5
FPDA-6	INDEX-17	INDEX-6
FPDA-7	INDEX-18	INDEX-8
FPDA-8	INDEX-19	INDEXP3
I-2000	INDEX-22	SUPER-7
I-2001	INDEX-23	SPDA-1
I-2002	INDEX-24	SPDA-2
INDEX	INDEX-25	SPDA-5
INDEX-1	INDEX-26
INDEX-10	INDEX-27

State variations of the listed products are included under this agreement

Effective date of this Schedule: Policies issued beginning January 1, 2004, and ending on July 31, 2004.